UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 8, 2016
Date of Report (Date of earliest event reported)

OVERSEAS SHIPHOLDING GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

1-6479-1
Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue

New York, New York 10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 - Submission of Matters to a Vote of Security Holders.

On June 8, 2016, Overseas Shipholding Group, Inc. (the “Registrant”) held its Annual Meeting of Stockholders. The Registrant had (i) 393,629,532 shares of its Class A Common Stock outstanding and entitled to vote at the Annual Meeting,  of which 353,637,226 shares were represented at the meeting by holders present in person or by proxy, constituting 89.84% of the shares of Class A Common Stock outstanding and entitled to vote, and (ii) 7,440,478 shares of its Class B Common Stock outstanding and entitled to vote at the Annual Meeting, of which 4,650 shares were represented at the meeting by holders present in person or by proxy, constituting 0.06% of the shares of Class B Common Stock outstanding and entitled to vote.  The total number of shares of Class A Common Stock and Class B Common Stock represented at the meeting was 353,641,876, constituting 88.17% of the shares of Common Stock outstanding and entitled to vote, and accordingly a quorum was present. At the Annual Meeting, stockholders: elected ten Directors; ratified the appointment of PricewaterhouseCoopers LLP as the Registrant’s independent registered public accounting firm for the year 2016; and approved, in an advisory vote, the compensation of the Named Executive Officers for 2015 as described in the Compensation Discussion and Analysis section and in the accompanying compensation tables and narrative in the Registrant’s Proxy Statement.  All of the nominees for Directors were duly elected to serve, subject to the Registrant’s By-laws, as Directors of the Registrant until the next Annual Meeting and until election and qualification of their successors.

The tabulation of the votes cast for each nominee for Director was as follows (there were 63,479,228 broker non-votes):

NUMBER OF SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK
NAME OF NOMINEE FOR DIRECTOR	VOTED FOR	WITHHELD AUTHORITY TO VOTE
Douglas D. Wheat	289,191,628	971,020
Timothy J. Bernlohr	278,937,992	11,224,656
Ian T. Blackley	289,332,725	829,923
Joseph I. Kronsberg	289,173,048	989,600
Samuel H. Norton	278,806,959	11,355,689

Ronald Steger	289,059,066	1,103,582
Gary Eugene Taylor	278,797,382	11,365,266
Chad L. Valerio	289,173,199	989,449
Ty E. Wallach	278,946,659	11,215,989
Gregory A. Wright	289,298,059	864,589

The resolution to ratify the appointment of PricewaterhouseCoopers LLP as the Registrant’s independent registered public accounting firm for the year 2016 was ratified by a vote of 352,374,665 shares of Class A Common Stock and Class B Common Stock in favor, 580,295 shares of Class A Common Stock and Class B Common Stock against and 686,916 shares of Class A Common Stock and Class B Common Stock abstained.  There were no broker non-votes of Class A Common Stock and Class B Common Stock.

The resolution to approve, in an advisory vote, the compensation of the Named Executive Officers for 2015 as described in the Compensation Discussion and Analysis section and in the accompanying compensation tables and narrative in the Registrant’s Proxy Statement was approved by a vote of 275,718,191 shares of Class A Common Stock and Class B Common Stock in favor, 13,832,704 shares of Class A Common Stock and Class B Common Stock against and 611,753 shares of Class A Common Stock and Class B Common Stock abstained.  There were 63,479,228 broker non-votes of Class A Common Stock and Class B Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC. (Registrant)

Date: June 9, 2016	By:		/s/JAMES D. SMALL III
		Name: Title:	James D. Small III Senior Vice President, General Counsel and Secretary